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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               SEPTEMBER 27, 2001

                          CRAFTMADE INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                  000-26667                     75-2057054
(STATE OF INCORPORATION)    (COMMISSION FILE NO.)   (IRS EMPLOYER IDENTIFICATION NO.)

                         650 SOUTH ROYAL LANE, SUITE 100
                              COPPELL, TEXAS 75019
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 393-3800

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On September 27, 2001, the Company issued a press release concerning its expected first quarter fiscal 2002 earnings. A copy of the release is filed herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1  -  Press release of the Registrant, dated September 27, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CRAFTMADE INTERNATIONAL, INC

Date: September 27, 2001               By: /s/ Kathleen B. Oher
                                           -------------------------------------
                                           Kathleen B. Oher
                                           Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION
-------      -----------

99.1    -    Press release of the Registrant, dated September 27, 2001.

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